SUBSEQUENT EVENTS (Details 3) - Expected - Subsequent event $ / shares in Units, $ in Millions	Sep. 08, 2015 USD ($) director $ / shares shares
Common Stock
Subsequent Events
Reverse stock split ratio (as a percent)	0.03333
Series A Preferred Stock
Subsequent Events
Par value (in dollars per share) | $ / shares	$ 0.10
Number of existing directors remaining following closing	3
Dividend rate (as a percent)	10.00%
Number of members of the Board that can be elected	3
Conversion price (in dollars per share) | $ / shares	$ 11.10
Private placement | Series A Preferred Stock
Subsequent Events
Shares issued (in shares) | shares	50,000
Aggregate amount | $	$ 50
Number of existing directors remaining following closing	2
Number of new directors designated for appointment by Purchaser as of Effective Time	3
Number of director vacancies filled by Purchaser	3